EXHIBIT 10.1

FIFTH AMENDMENT TO CREDIT AGREEMENT

This Fifth Amendment to Credit Agreement (this “Amendment”) is entered into as of the 24th day of May, 2011 (the “Amendment Effective Date”), by and among NGL ENERGY PARTNERS LP, a Delaware limited partnership (“Parent”), SILVERTHORNE OPERATING LLC, a Delaware limited liability company (“Silverthorne”), each subsidiary of Silverthorne listed as a “Borrower” on the signature pages hereto (together with Silverthorne, each a “Borrower”, and collectively, the “Borrowers”), each subsidiary of Silverthorne listed as a “Guarantor” on the signature pages hereto, WELLS FARGO BANK, NATIONAL ASSOCIATION, as agent (the “Agent”) for the Lenders (defined below), and the Additional Revolving Lender (defined below).

RECITALS

WHEREAS, the Credit Parties, the Agent, and the financial institutions party thereto (the “Lenders”) have executed that certain Credit Agreement, dated as of October 14, 2010 (as such may be amended, modified and supplemented from time to time, the “Credit Agreement”); unless otherwise defined herein, all capitalized terms not defined herein have the meaning given such terms in the Credit Agreement;

WHEREAS, in connection with the IPO, the Krimbill Parties may be obligated to sell up to 14,718 shares of Parent, representing not more than 1.61% of their limited partnership interests of Parent (the “Krimbill Equity Sale”);

WHEREAS, the Krimbill Equity Sale is not permitted under clause (f) of the definition of “Change in Control” in the Credit Agreement, which requires the Krimbill Parties to maintain ownership of 100% of the Equity Interests in the General Partner and Parent owned by the Krimbill Parties as of the Closing Date;

WHEREAS, the Credit Parties have requested that the Credit Agreement be amended to permit the Krimbill Equity Sale; and

WHEREAS, the Required Lenders are willing to amend the Credit Agreement as set forth herein, subject to the terms and conditions contained herein.

NOW THEREFORE, in consideration of the premises and mutual covenants herein contained and intending to be legally bound hereby, the parties hereby agree as follows:

Section 1.               Amendments to the Loan Agreement.  In reliance upon the representations, warranties, covenants and conditions contained in this Amendment, and subject to the satisfaction of each condition precedent set forth in Section 2 hereof, the Loan Agreement is hereby amended as of the Amendment Effective Date in the manner provided in this Section 1.

1.1.          Additional Definitions.  Section 1.1 of the Credit Agreement is hereby amended to add thereto, in alphabetical order, the definitions of “Fifth Amendment” and “Krimbill Equity Sale,” which shall read in full as follows:

1

“Fifth Amendment” means that certain Fifth Amendment to Credit Agreement, dated as of May 24, 2011, among Parent, the Credit Parties, the Agent, and the Lenders party thereto.

“Krimbill Equity Sale” means the sale or redemption, in connection with the IPO, of not more than 14,718 common units of Parent by the Krimbill Parties as contemplated by the Fifth Amendment.

1.2.          Amendments to Definition of “Change of Control”.  Clause (f) of the definition of “Change of Control” is amended and restated in its entirety to read as follows:

(f) The Krimbill Parties cease to own 100% of the Equity Interests of the General Partner and the Parent owned by the Krimbill Parties as of the Closing Date other than as a result of the Krimbill Equity Sale, or any Krimbill Party ceases to be directly or indirectly controlled by Michael Krimbill (other than following the transfer of all of such Krimbill Party’s Equity Interests in the General Partner and the Parent to another Krimbill Party), or

1.3.          Amendment to Section 7.11.  Section 7.11 of the Credit Agreement is amended to add the following provision at the end of Section 7.11(a):  “ provided that, the redemption of up to 175,000 common units of Parent in connection with the exercise of the over-allotment option by the underwriters in connection with the IPO shall not be prohibited by this Section 7.11;”.

Section 2.               Conditions Precedent to Amendment.  This Amendment will be effective as of the Amendment Effective Date, on the condition that the following conditions precedent will have been satisfied:

2.1.          Amendment.  The Agent will have received counterparts of this Amendment executed on behalf of the Credit Parties and the Required Lenders.

2.2.          Consummation of IPO.  The IPO shall have occurred or will occur contemporaneously with the completion of the Krimbill Equity Sale.

Section 3.               Representations, Warranties, and Covenants of the Credit Parties.  To induce the Lenders to enter into this Amendment, each of the Credit Parties hereby represents, warrants, and covenants to the Lenders as follows:

3.1.          Krimbill Equity Sale.  The shares of the Parent to be sold by the Krimbill Parties pursuant to the Krimbill Equity Sale do not, and will not upon the completion thereof, exceed 1.61% of the limited partnership interests of the Parent owned by the Krimbill Parties as of the Closing Date.

2

3.2.          Due Authorization; No Conflict.  The execution, delivery and performance by the Credit Parties of this Amendment are within each Credit Party’s limited liability company, corporate, or partnership powers (as applicable), have been duly authorized by all necessary action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not violate, conflict with, or constitute a default under any Legal Requirement, the Organizational Documents of any Credit Party, or any material contract binding upon any of the Credit Parties, or result in the creation or imposition of any Lien upon any of the assets of any of the Credit Parties.

3.3.          Validity and Enforceability.  This Amendment constitutes the valid and binding obligation of each of the Credit Parties enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally, and general equitable principles including remedies of specific performance and injunction.

3.4.          No Defenses.  None of the Credit Parties has any defenses to payment, counterclaims, or right of set-off with respect to any Obligations existing as of the Amendment Effective Date.

3.5.          All Representations and Warranties True and Correct.  Each representation and warranty of the Borrowers contained in the Credit Agreement and the other Loan Documents is true and correct in all material respects on the date hereof (unless such representation and warranty is expressly limited to an earlier date); except that (a) Rocket Supply Inc. (“Rocket”), a Delaware corporation joined to the Credit Agreement as an additional Guarantor pursuant to that certain Joinder Agreement dated as of May 4, 2011, between Rocket and the Agent (the “Joinder”), as of the date hereof, may not yet own, possess or have the benefit of all material permits and licenses which are required to conduct its business (other than such permits and licenses, if any, the failure of Rocket to own, possess or have the benefit of as of the date hereof would have a Material Adverse Effect) and (b) transfer to Rocket of title of the assets as contemplated in the Joinder may not have been completed as of the date hereof.

3.6.          No Default.  No Default or Event of Default has occurred which is continuing.

Section 4.              Miscellaneous.

4.1.          Reaffirmation of Loan Documents.  Any and all of the terms and provisions of the Credit Agreement and the Loan Documents will, except as amended and modified hereby, remain in full force and effect.  The amendments contemplated hereby shall not limit or impair any Liens securing the Obligations, each of which are hereby ratified and affirmed.  This Amendment constitutes a Loan Document.

4.2.          Parties in Interest.  All of the terms and provisions of this Amendment will bind and inure to the benefit of the parties to the Credit Agreement and their respective successors and assigns.

4.3.          Expenses.  As provided in Section 10.9 of the Credit Agreement, the Borrowers hereby agree to pay on demand all legal and other fees, costs and expenses incurred by the Agent

3

in connection with the negotiation, preparation, and execution of this Amendment and all related documents.

4.4.          Counterparts.  This Amendment may be executed in counterparts, and all parties need not execute the same counterpart; however, no party shall be bound by this Amendment until the Credit Parties and the Required Lenders have executed a counterpart.  Facsimiles or other electronic transmission (e.g., pdf) will be effective as originals.

4.5.          Complete Agreement.  THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

4.6.          Headings.  The headings, captions, and arrangements used in this Amendment are, unless specified otherwise, for convenience only and will not be deemed to limit, amplify, or modify the terms of this Amendment, nor affect the meaning thereof.

[Signature Pages Follow]

4

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers on the date first written above.

BORROWERS:	SILVERTHORNE OPERATING LLC, a Delaware limited liability company

	By:	/s/ Craig Jones
	Name:	Craig Jones
	Title:	Chief Financial Officer

NGL SUPPLY, LLC, a Delaware limited liability company

	By:	/s/ Craig Jones
	Name:	Craig Jones
	Title:	Chief Financial Officer

HICKSGAS, LLC, a Delaware limited liability company

	By:	/s/ Craig Jones
	Name:	Craig Jones
	Title:	Chief Financial Officer

NGL SUPPLY RETAIL, LLC, a Delaware limited liability company

	By:	/s/ Craig Jones
	Name:	Craig Jones
	Title:	Chief Financial Officer

[Signature Page]

FIFTH AMENDMENT TO CREDIT AGREEMENT

SILVERTHORNE OPERATING LLC

NGL SUPPLY WHOLESALE, LLC, a Delaware limited liability company

	By:	/s/ Craig Jones
	Name:	Craig Jones
	Title:	Chief Financial Officer

NGL SUPPLY TERMINAL COMPANY, LLC, a Delaware limited liability company

	By:	/s/ Craig Jones
	Name:	Craig Jones
	Title:	Chief Financial Officer

GUARANTORS:	NGL ENERGY PARTNERS LP, a Delaware limited partnership

	By:	/s/ Craig Jones
	Name:	Craig Jones
	Title:	Chief Financial Officer

ROCKET SUPPLY INC., a Delaware corporation

	By:	/s/ Craig Jones
	Name:	Craig Jones
	Title:	Chief Financial Officer

[Signature Page]

FIFTH AMENDMENT TO CREDIT AGREEMENT

SILVERTHORNE OPERATING LLC

LENDERS:	WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender, as Agent, as Swingline Lender, and as an Issuing Bank

	By:	/s/ David C. Brooks
	Name:	David C. Brooks
	Title:	Director

[Signature Page]

FIFTH AMENDMENT TO CREDIT AGREEMENT

SILVERTHORNE OPERATING LLC

BNP PARIBAS,
as a Lender and as an Issuing Bank

By:	/s/ Jordan Nenoff
Name:	Jordan Nenoff
Title:	Director

By:	/s/ Keith Cox
Name:	Keith Cox
Title:	Managing Director

[Signature Page]

FIFTH AMENDMENT TO CREDIT AGREEMENT

SILVERTHORNE OPERATING LLC

BOKF, NA DBA BANK OF OKLAHOMA,
as a Lender

By:	/s/ Jason B. Webb
Name:	Jason B. Webb
Title:	Vice President

[Signature Page]

FIFTH AMENDMENT TO CREDIT AGREEMENT

SILVERTHORNE OPERATING LLC

CAPITAL ONE, N.A.,
as a Lender

By:	/s/ Gina Monette
Name:	Gina Monette
Title:	Vice President

[Signature Page]

FIFTH AMENDMENT TO CREDIT AGREEMENT

SILVERTHORNE OPERATING LLC

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Christopher Hermann
Name:	Christopher Hermann
Title:	Vice President

[Signature Page]

FIFTH AMENDMENT TO CREDIT AGREEMENT

SILVERTHORNE OPERATING LLC

SUNTRUST BANK,
as a Lender

By:	/s/ Carmen Malizia
Name:	Carmen Malizia
Title:	Vice President

[Signature Page]

FIFTH AMENDMENT TO CREDIT AGREEMENT

SILVERTHORNE OPERATING LLC

THE F&M BANK & TRUST COMPANY,
as a Lender

By:	/s/ Carol E. Owens
Name:	Carol E. Owens
Title:	Vice President

[Signature Page]

FIFTH AMENDMENT TO CREDIT AGREEMENT

SILVERTHORNE OPERATING LLC